Exhibit 10.33
THE SECURITIES REPRESENTED HEREBY AND THE UNDERLYING SECURITIES THAT MAY BE PURCHASED UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM. THE SECURITIES REPRESENTED HEREBY MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY “US PERSON” (WITHIN THE MEANING OF REGULATION S UNDER THE ACT) UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS WITH RESPECT TO THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.
QLIK TECHNOLOGIES INC.
WARRANT TO PURCHASE SHARES
OF PREFERRED STOCK
     THIS CERTIFIES THAT, for value received, STIFTELSEN INDUSTRIFONDEN and its permitted assignees (the “Holder”) are entitled to subscribe for and purchase up to 214,200 of the fully paid and nonassessable shares of Series A Preferred Stock (as adjusted pursuant to Section 5 hereof, the “Shares”) of QLIK TECHNOLOGIES INC., a Delaware corporation (the “Company”), at the price per share of ($[2.31]) (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the “Warrant Price”), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein: (a) the term “Affiliate” shall mean a Person that directly or indirectly, through one (1) or more intermediaries, controls, or is controlled by, or is under common control with, another Person; where “control” means the power to vote, directly or indirectly, of 50% or more of the voting interests in such Person or, in the case of a partnership, if it is a general partner; (b) the term “Common Stock” shall mean the Company’s $.0001 par value per share Series A Common Stock, (c) the term “Date of Grant” shall mean June 16, 2008, (d) the term “Series A Preferred Stock” shall mean the Company’s presently authorized Series A Preferred Stock $.0001 par value per share, and after the automatic conversion of the Series A Preferred Stock to Common Stock shall mean the Company’s Common Stock, (e) the term “Investment Agreements” shall mean: (i) that certain Investors’ Rights Agreement (the “Investors’ Rights Agreement”) by and among the Company, the Investors (as defined therein) and the Stockholders (as defined therein), (ii) that certain First Refusal and Co-Sale Agreement by and among the Company, the Common Holders (as defined therein) and the Investors (as defined therein), and (iii) that certain Voting Agreement by and among the Company, the Investors (as defined therein) and the Common Holders (as defined therein), all dated as of November 17, 2004, as amended, modified or supplemented from time to time, (f) the term “Loan Agreement” shall mean the Term Loan Facility Agreement, dated as of the Date of Grant, by and between the Company and Stiftelsen Industrifonden, (g) the term “Other Warrants” shall mean any warrant issued upon transfer or partial exercise of or in lieu of this Warrant, (h) the term “Person” shall mean any individual, corporation, partnership, limited liability company, trust or association, and (i) the term “Warrant” as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

     1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Grant Date through the Expiration Date. The term “Expiration Date” shall mean the earlier of: (a) ten (10) years after the Date of Grant; (b) five (5) years after the closing of the Company’s initial public offering of its Common Stock (“IPO”) effected pursuant to a Registration Statement on Form S-1 (or its successor) filed under the Securities Act of 1933, as amended (the “Act”); (c) the closing of any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is transferred to a Person who is not an Affiliate prior to the date of such closing; or (d) the Company’s merger into or consolidation with a Person who is not an Affiliate of the Company prior to the date of such closing; provided, however, that the Company shall provide the Holder of this Warrant with at least thirty (30) days’ written notice prior to the closing of any transaction referred to in subsections (c) and (d) of this Section 1 of the terms and conditions thereof.
     2. Method of Exercise; Payment; Issuance of New Warrant. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part and from time to time, at the election of the Holder, by the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Series A Preferred Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the Holder(s) of record of, and shall be treated for all purposes as the record Holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as possible and in any event within such thirty-day period; provided, however, at such time as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, if requested by the Holder of this Warrant, the Company shall cause its transfer agent to deliver the certificate representing Shares issued upon exercise of this Warrant to a broker or other person (as directed by the Holder exercising this Warrant) within the time period required to settle any trade made by the Holder after exercise of this Warrant.
     3. Exercise. At the time of the exercise of the purchase right represented by this Warrant and as a condition precedent to the issuance of Shares in connection therewith the Company may require the Holder to become a party to each of the Investment Agreements and subject to all applicable terms and conditions therein.
     4. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series A Preferred Stock to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of its Common Stock to provide for the conversion of the Series A Preferred Stock into Common Stock.
     5. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder of this Warrant a new Warrant (in form and substance satisfactory to the Holder of this Warrant in its reasonable discretion), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the Holder of this Warrant shall have the right to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Series A Preferred Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Series A Preferred Stock then purchasable under this Warrant immediately prior to such reclassification, change, merger or sale. Any new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.
          (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Series A Preferred Stock, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision, and the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.
          (c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall: (i) pay a dividend with respect to Series A Preferred Stock payable in Series A Preferred Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction: (A) the numerator of which shall be the total number of shares of Series A Preferred Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Series A Preferred Stock outstanding immediately after such dividend or distribution; or (ii) make any other distribution with respect to Series A Preferred Stock (except any distribution specifically provided for in subparagraphs (a) and (b)), then, in each such case, provision shall be made by the Company such that the Holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the Holder of the Series A Preferred Stock (or Common Stock issuable upon conversion thereof) as of the record date fixed for the determination of the stockholders of the Company entitled to receive such dividend or distribution.
          (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares of Series A Preferred Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.
          (e) Antidilution Rights. The other antidilution rights applicable to the Shares of Series A Preferred Stock purchasable hereunder are set forth in the Company’s Certificate of Incorporation, as amended through the Date of Grant, a true and complete copy of which is attached hereto as Exhibit B (the

“Charter”). Such antidilution rights shall not be restated, amended, modified or waived in any manner that is inconsistent with the Investment Agreements. The Company shall promptly provide the Holder with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.
     6. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall promptly make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the Holder of this Warrant. In addition, whenever the conversion price or conversion ratio of the Series A Preferred Stock shall be adjusted, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the Series A Preferred Stock after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the Holder of this Warrant.
     7. Fractional Shares. No fractional shares of Series A Preferred Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Series A Preferred Stock on the date of exercise as reasonably determined in good faith by the Company’s Board of Directors.
     8. Compliance with Act; Disposition of Warrant or Shares of Series A Preferred Stock. The Holder represents that it is not a “US Person,” and is not acquiring the Warrant or any Shares hereunder for the account or benefit of any U.S. Person within the meaning of Regulation S under the Act. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the shares of Series A Preferred Stock to be issued upon exercise hereof and any Common Stock issued upon conversion thereof are being acquired for investment and that such Holder will not offer, sell, transfer or otherwise dispose of this Warrant, or any shares of Series A Preferred Stock to be issued upon exercise hereof or any Common Stock issued upon conversion thereof except under circumstances which will not result in a violation of the Act, Regulation S or any applicable state securities laws and that the Holder may not engage in hedging transactions with regard to such securities unless in compliance with the Act. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the Holder shall confirm in writing that the shares of Series A Preferred Stock so purchased (and any shares of Common Stock issued upon conversion thereof) are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. In the event that the Holder proposes to offer, sell, transfer or otherwise dispose of this Warrant or the Shares pursuant to an applicable exemption from registration, the Company may require, at the Holder’s expense, that prior to effecting any such proposed disposition, the Holder deliver an opinion of counsel acceptable to the Company in its reasonable discretion that such proposed disposition does not violate the Act and applicable state securities laws. The Holder further agrees that there may be either lodged with any stock transfer agent for the Company or noted on the stock transfer records of the Company a stop transfer order against the Shares and any Common Stock acquired upon conversion thereof and that there shall be imprinted upon the certificate or certificates issued to the Holder evidencing such securities a legend, in addition to any legends that may be required under the Investment Agreements, reading substantially as follows:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY

AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS WITH RESPECT TO THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”
     Said legend shall be removed by the Company, upon the request of a Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the Holder specifically represents to the Company by acceptance of this Warrant as follows:
               (1) The Holder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The Holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof in violation of the Act.
               (2) The Holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein.
               (3) The Holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144, promulgated under the Act.
               (4) The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.
          (b) Disposition of Warrant or Shares. The Holder may only offer, sell, transfer or otherwise dispose of this Warrant and the Shares, in whole or in part, in compliance with the restrictions set forth in this Section 8 and in the Investment Agreements.
     9. Rights as Stockholders; Information. No Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the Holder of Series A Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the Holder of this Warrant such information, documents and reports as are distributed to the Holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders. The delivery requirements of the previous sentence will be deemed satisfied to the extent that the Company otherwise satisfies any delivery requirements under the Loan Agreement that require the delivery of the same information or documents.
     10. Market Stand-off. Holder agrees to be bound by the “market stand off” provisions set forth in the Investment Agreements.
     11. Representations and Warranties. The Company represents and warrants to the Holder of this Warrant as follows:
          (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;
          (b) The rights, preferences, privileges and restrictions granted to or imposed upon the Series A Preferred Stock and the Holders thereof are as set forth in the Charter and the Investment Agreements, and on the Date of Grant, each share of the Series A Preferred Stock is convertible into one share of Common Stock; and
          (c) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Charter or bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby;
     12. Covenants. The Company covenants, represents and warrants that after the Holder of this Warrant elects to make this Warrant exercisable for shares of the Series A Preferred Stock:
               (i) The Shares will have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable;
               (ii) The rights, preferences, privileges and restrictions granted to or imposed upon the Series A Preferred Stock and the Holders thereof will be set forth in the Company’s Charter, as amended, and the Investment Agreements; and
               (iii) The shares of Common Stock issuable upon conversion of the Shares will have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms of the Company’s Charter, as amended, will be validly issued, fully paid and nonassessable.
     13. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.
     14. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.
     15. Binding Effect on Successors. This Warrant shall be binding upon any Person succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets, and all of the obligations of the Company relating to the Series A Preferred Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and permitted assigns of the Holder. Notwithstanding anything contained in this Warrant, the Holder shall not be permitted to sell, assign or transfer this Warrant without the prior express written consent of the Company. Any attempt to sell, transfer or assign this Warrant in violation of this Section 15 shall be null and void.
     16. Lost Warrants or Stock Certificates. The Company covenants to the Holder that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.
     17. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.
     18. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.
     19. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the Holder contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the Holder contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.
     20. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the Holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.
     21. No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.
     22. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.
     23. Entire Agreement; Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     The Company has caused this Warrant to be duly executed and delivered as of the Date of Grant specified above.

QLIK TECHNOLOGIES INC.
By	/s/ Lars Björk
Name : Lars Björk
	Title:	CEO Address:

STIFTELSEN INDUSTRIFONDEN
By	/s/ Claes de Neergaard
	Name :	Claes de Neergaard
	Title:	President
Address:

By	/s/ Lennart Samuelsson
	Name :	Lennart Samuelsson
	Title:	CFO
Address:

EXHIBIT A
NOTICE OF EXERCISE
To: QLIK TECHNOLOGIES, INC. (the “Company”)
     1. The undersigned hereby elects to purchase _________ shares of [Series ____ Preferred Stock] [Common Stock] of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.
     2. Please issue a certificate or certificates representing _________ shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)
     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

(Signature)

        (Date)

EXHIBIT B
CHARTER
[see attached]